UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 20, 2007
JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433

(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (866) 300-7410
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10.1: SEVENTH AMENDMENT
EX-10.2: SEVENTH LETTER AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     On December 27, 2005, JAG Media Holdings, Inc., a Nevada corporation (“JAG Media”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cryptometrics, Inc., a Delaware corporation (“Cryptometrics”), Cryptometrics Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of JAG Media (“Cryptometrics Acquisition”), Robert Barra and Michael Vitale.
     On January 24, 2007, JAG Media entered into an agreement to amend the Merger Agreement (the “Amendment”) with Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer. Thomas J. Mazzarisi is the Chairman of the Board of Directors, Chief Executive Officer and General Counsel of JAG Media. Stephen J. Schoepfer is President, Chief Operating Officer, Chief Financial Officer and Secretary of JAG Media. The Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on January 31, 2007.
     The Amendment provided, among other things, that if the closing of the transactions contemplated by the Merger Agreement (the “Closing”) did not occur by March 15, 2007 (the “Automatic Termination Date”), the Merger Agreement would automatically terminate, unless the parties agreed to extend the Automatic Termination Date in writing.
     On February 26, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a second amendment (the “Second Amendment”) pursuant to which the Automatic Termination Date of March 15, 2007 set forth in the Amendment was extended to April 6, 2007. The Second Amendment was filed as Exhibit 99.5 to the Form 10-KSB filed by JAG Media on March 5, 2007
     JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a third amendment, dated April 2, 2007 and fully executed on April 4, 2007 (the “Third Amendment”), pursuant to which the Automatic Termination Date of April 6, 2007 set forth in the Second Amendment was extended to April 20, 2007. The Third Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fourth amendment (the “Fourth Amendment”), pursuant to which the Automatic Termination Date of April 20, 2007 set forth in the Third Amendment was extended to May 11, 2007. The Fourth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on April 25, 2007.
      On May 10, 2007 (and effective May 11, 2007), JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a fifth amendment (the “Fifth Amendment”), pursuant to which the Automatic Termination Date of May 11, 2007, set forth in the Fourth Amendment was extended to May 18, 2007. The Fifth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on May 11, 2007.
     On May 18, 2007, JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a sixth amendment (the Sixth Amendment”) pursuant to which, among other things, the Automatic Termination Date of May 18, 2007 set forth in the Fifth Amendment was extended to June 15, 2007. The Sixth Amendment was filed as Exhibit 10.1 to a Form 8-K filed by JAG Media on May 23, 2007.
     As of June 15, 2007 (as executed on June 20, 2007) JAG Media, Cryptometrics, Cryptometrics Acquisition, Karlen & Stolzar LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer entered into a seventh amendment (the “Seventh Amendment’) pursuant to which, among other things, (i) the Automatic Termination Date of June 15, 2007 set forth in the Sixth Amendment, was extended to July 16, 2007 and (ii) the fifteen day restriction regarding the release of merger documents from escrow set forth in subparagraph 10 (D) of the Merger Agreement was reduced to ten days.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On January 24, 2007, JAG Media entered into a letter agreement (the “Letter Agreement”) with Cornell Capital Partners, LP (“Cornell Capital”), Cryptometrics, Robert Vitale and Michael Barra pursuant to which the parties agreed, among other things, that upon the effective date of the merger among JAG Media, Cryptometrics Acquisition and Cryptometrics as set forth in the Merger Agreement, Cryptometrics would assume all of the rights and duties of the “Obligor” under the terms of those certain debentures currently aggregating $3,520,000 (the “Debentures”) and the “Company” under the terms of those certain warrants to purchase 12,000,000 shares of Common Stock (the “Warrants”) issued by JAG Media to Cornell Capital in connection with that certain Securities Purchase Agreement dated as of May 4, 2006 by and between JAG Media and Cornell Capital.
     Under the terms of the Letter Agreement, Cornell Capital agreed not to convert any of the Debentures or exercise any of the Warrants prior to the Closing or termination of the Merger Agreement. The Letter Agreement automatically terminated on March 15, 2007 unless the Closing of the Merger Agreement, as amended, occurred by that date or the parties agreed to extend the term of the Letter Agreement. The Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on January 31, 2007.

     On February 26, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Second Letter Agreement”) which provided that the Letter Agreement would automatically terminate on April 6, 2007, rather than March 15, 2007. The Second Letter Agreement was filed as Exhibit 10.25 to the Form 10-KSB filed by JAG Media on March 5, 2007
     The parties to the Letter Agreement entered into an amendment to the Letter Agreement dated April 2, 2007 and fully executed on April 5, 2007 (the “Third Letter Agreement”), which provided that the Letter Agreement would automatically terminate on April 20, 2007, rather than April 6, 2007. The Third Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on April 6, 2007.
     On April 20, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Fourth Letter Agreement”) which provided that the Letter Agreement would automatically terminate on May 11, 2007, rather than April 20, 2007. The Fourth Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on April 25, 2007.
     On May 10, 2007 (and effective May 11, 2007), the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Fifth Letter Agreement”) which provided that the Letter Agreement would automatically terminate on May 18, 2007, rather than May 11, 2007. The Fifth Letter Agreement was filed as Exhibit 10.2 to a From 8-K filed by JAG Media on May 11, 2007.
     On May 18, 2007, the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the "Sixth Letter Agreement") which provided, among other things, that the Letter Agreement would automatically terminate on June 15, 2007, rather than May 18, 2007. The Sixth Letter Agreement was filed as Exhibit 10.2 to a Form 8-K filed by JAG Media on May 23, 2007.
     As of June 15, 2007 (as executed on June 20, 2007) the parties to the Letter Agreement entered into an amendment to the Letter Agreement (the “Seventh Letter Agreement”) which provides, among other things, that (i) the Letter Agreement shall automatically terminate on July 16, 2007, rather than June 15, 2007 and (ii) JAG Media and Cryptometrics acknowledge that it is their present intention to consummate the transactions contemplated by the Merger Agreement and, if so, agree that upon the effectiveness of the Registration Statement on Form S-4 (File No. 333-141217) (the “Registration Statement”) filed by JAG Media with the U.S. Securities and Exchange Commission on March 12, 2007, they will take all steps in their control required to consummate the transactions contemplated by the Merger Agreement within thirty days of the effective date of the Registration Statement.
     The foregoing descriptions of the Seventh Amendment and the Seventh Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Seventh Amendment and the Seventh Letter Agreement filed as Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)       Exhibits

10.1	Letter Agreement, dated June 15, 2007, as executed on June 20, 2007, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer.

10.2	Amendment, dated June 15, 2007, as executed on June 20, 2007, by and among JAG Media Holdings, Inc., Cornell Capital Partners, LP, Cryptometrics, Inc., Robert Barra and Michael Vitale

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: June 21, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Letter Agreement, dated June 15, 2007, as executed on June 20, 2007, by and among JAG Media Holdings, Inc., Cryptometrics, Inc., Cryptometrics Acquisition, Inc., Karlen & Stolzar, LLP, Robert Barra, Michael Vitale, Thomas J. Mazzarisi and Stephen J. Schoepfer

10.2	Amendment, dated June 15, 2007, as executed on June 20, 2007, by and among JAG Media Holdings, Inc., Cornell Capital Partners, LP, Cryptometrics, Inc., Robert Barra and Michael Vitale